PLEDGE  AGREEMENT
-----------------


     THIS PLEDGE AGREEMENT dated as of October 6, 1999, is by and between C. JEFFREY ROGERS, an individual resident of Dallas County, Texas (the "Pledgor"), and PIZZA INN, INC., a Missouri corporation (the "Secured Party").

     R  E  C  I  T  A  L  S:
     ----------------------

     A. Secured Party has agreed to loan to Pledgor $1,949,697.51 pursuant to the terms of a promissory note made by Pledgor payable to the order of Secured Party as of October 6, 1999 (the "Note").

     B. Secured Party has conditioned its obligations under the Note upon the execution and delivery of this Agreement by Pledgor and that certain mortgage dated as of the date hereof by Pledgor in favor of the Secured Party (the "Mortgage").

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          Security Interest and Pledge
                          ----------------------------

     Section 1     Security Interest and Pledge.  As collateral security for the
                   ----------------------------
prompt payment in full when due of all obligations, indebtedness and liabilities of the Pledgor to the Secured Party, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, whether at stated maturity, by acceleration, or otherwise, under this Agreement, the Mortgage and the Note, and all interest receiving thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof (the "Obligations"), Pledgor hereby pledges and grants to Secured Party a security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

     (a) 2,449,000 shares of common capital stock of Secured Party, evidenced by certificate numbers P1 12370, P1 12397, P1 2152, P1 12326, P1 13354, and P1 13744;

(b) 300,000 additional shares of common capital stock of Secured Party, evidenced by certificates to be delivered to Wells Fargo Bank (Texas), National Association ("Wells Fargo") within five (5) business days of the date hereof;

     (c) all shares of common capital stock of Secured Party hereafter delivered by Pledgor to Wells Fargo, pursuant to the terms of that certain Loan Agreement, dated as of August 28, 1997, by and between Pledgor and Wells Fargo and the related loan documents, each as amended (the "Wells Fargo Loan Documents");

(d) all shares of common capital stock of Secured Party hereinafter delivered by Pledgor to Secured Party pursuant to the terms hereof;

     (e) all products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of the same; and

(f)     certain  real  property  described  in  the  Mortgage.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

     Pledgor  represents  and  warrants  to  Secured  Party  that:

     Section  2.1     Title.  Pledgor  owns,  and  with  respect  to  Collateral
                      -----
acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise (each a "Lien"), or any right or option on the part of any third person or entity to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and a first priority security interest granted to Wells Fargo (the "WF Lien") pursuant to the terms of the Wells Fargo Loan
Documents. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder and the WF Lien. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

     Section  2.2     Marital  Status.  The Collateral  constitutes the separate
                      ---------------
property of Pledgor and no person (including Diane P. Rogers) possesses a community property interest in any part of the Collateral.

     Section  2.3     Security  Interest.  This  Agreement  creates  in favor of
                      ------------------
Secured Party a second priority security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

     Section  2.4     Information  Regarding  Collateral to be Pledged.  Pledgor
                      ------------------------------------------------
has completed the Information Regarding Shares to be Pledged form (the "Rule 144 Questionnaire"), and the information contained therein is true, accurate and complete. The Rule 144 Questionnaire contains no untrue statement of a material fact nor does it omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     Section  2.5     No Breach.     The execution, delivery, and performance by
                      ---------
the Pledgor of this Agreement, the Mortgage and the Note and compliance with the terms and provisions hereof and thereof do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any governmental authority or arbitrator, or (ii) any agreement or instrument to which the Pledgor is a party or by which his property is bound or subject, or
(b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in this Agreement and the Mortgage) upon any of the revenues or assets of the Pledgor.

     Section  2.6     Litigation  and  Judgments.     There  is no action, suit,
                      --------------------------
investigation, or proceeding before or by any governmental authority or arbitrator pending, or to the knowledge of the Pledgor, threatened against or affecting the Pledgor.

     Section  2.7     Enforceability.     This  Agreement,  the Mortgage and the
                      --------------
Note constitute valid, and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

     Section  2.8     Approvals.     No  authorization, approval, or consent of,
                      ---------
and no filing or registration with, any governmental authority or third party is or will be necessary for the execution, delivery, or performance by the Pledgor of this Agreement, the Mortgage and the Note or the validity or enforceability thereof, except for filings provided for herein or in the Wells Fargo Loan Documents.

     Section  2.9     Disclosure.     No  statement,  information,  report,
                      ----------
representation, or warranty made by the Pledgor in this Agreement or the Note or furnished to the Secured Party in connection with this Agreement, the Mortgage or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Pledgor which has a material adverse effect, or which might in the future have a material adverse effect, on the condition (financial or otherwise), prospects, or properties of the Pledgor that has not been disclosed in writing to the Secured Party.

     Section  2.10     Agreements.     The  Pledgor  is  not  a  party  to  any
                       ----------
indenture, loan, or credit agreement, or to any lease or other agreement or instrument, which could have a material adverse effect on the business, condition (financial or otherwise), prospects, or properties of the Pledgor, or the ability of the Pledgor to pay and perform his obligations under the Note.

                                   ARTICLE III

                       Affirmative and Negative Covenants
                       ----------------------------------

     Pledgor  covenants  and  agrees  with  Secured  Party  that:

     Section  3.1     Delivery.  Within  five  (5)  business  days  of  the date
                      --------
hereof, Pledgor shall deliver to Wells Fargo certificate(s) representing the shares of capital stock identified in Section 1(b) hereof, accompanied by undated stock powers only executed in blank. In the event that Wells Fargo relinquishes the WF Lien on any of the Collateral, Pledgor shall deliver to Secured Party all certificate(s) representing such Collateral, accompanied by undated stock powers duly executed in blank.

     Section  3.2     Encumbrances.  Pledgor shall not create, permit, or suffer
                      ------------
to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder and liens permitted in the Wells Fargo Loan Documents, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons or entities.

     Section  3.3     Sale  of  Collateral.  With  the exception of the WF Lien,
                      --------------------
Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

     Section 3.4     Distributions.  If Pledgor shall become entitled to receive
                     -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether in substitution of, or in exchange for any Collateral, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Upon the occurrence of an Event of Default, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional security for the Obligations. Secured Party agrees and acknowledges that during such time as the WF Lien remains in effect, Wells Fargo may have a first priority interest in certain of the Collateral described in this Section 3.4 entitling Wells Fargo to possession of certain of the certificates described herein.

     Section  3.5     Further  Assurances.  At  any  time and from time to time,
                      -------------------
upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Secured Party shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     Section  3.6     Taxes.  Pledgor  agrees  to  pay  or  discharge  prior  to
                      -----
delinquency all taxes, assessments, levies, and other governmental charges imposed on him or his property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, and (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein.

     Section  3.7     Notification.  Pledgor shall promptly notify Secured Party
                      ------------
of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, (iii) the occurrence or existence of any Event of Default under this Agreement, the Note, the Mortgage or the Wells Fargo Loan Documents or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default under any such agreements or the Wells Fargo Loan Documents, and (iv) any matter that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) prospects or properties of the Pledgor.

     Section  3.8     Compliance  with  Agreements.  Pledgor shall comply in all
                      ----------------------------
material respects with all agreements, contracts, and instruments binding on him or affecting his properties or employment.

     Section 3.9     Compliance with Laws.  Pledgor shall comply in all material
                     --------------------
respects with all applicable laws, rules, regulations, and orders of any court or governmental authority.

     Section  3.10     Provide  Information.  Pledgor  shall fully cooperate, to
                       --------------------
the extent requested by Secured Party, in the completion of any notice, form, schedule, or other document filed by Secured Party on its own behalf or on behalf of Pledgor, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Collateral and any notice of proposed sale of any such securities pursuant to Rule 144 as promulgated by the SEC under the Securities Act of 1933, as amended. Without limiting the generality of the foregoing, Pledgor shall furnish to Secured Party any and all information which Secured Party may reasonably request for purposes of any such filing, regarding Pledgor, the Collateral, and any issuer of any of the Collateral.

     Section  3.11     Notification of Changes in Beneficial Ownership.  Pledgor
                       -----------------------------------------------
shall promptly notify Secured Party of any sale of securities of Secured Party by Pledgor or by any person or entity named on the Rule 144 Questionnaire and shall furnish promptly to Secured Party a copy of any Form 144 filed in respect of any such sale. In addition, if Pledgor or any other person or entity named in the Rule 144 Questionnaire shall file with the SEC a form or other document reporting any change in the beneficial ownership of the common stock of Secured Party, Pledgor shall promptly furnish to Secured Party a copy of such form or document.

     Section  3.12     Restriction  on  Sales  after Default.  Pledgor shall not
                       -------------------------------------
sell  or  suffer  or  permit  any  person  or  entity  named  in  the  Rule  144
Questionnaire to sell any shares of the same class of securities as the Collateral at any time after any Event of Default shall have occurred.

Section  3.13     Limitations  on Liens. Pledgor will not incur, create, assume,
                  ---------------------
or permit to exist any Lien upon the Collateral or the real property and interests in real property owned by Pledgor and located at 2 Cedarbrook, Glenbrook, Nevada 89448 as described in Schedule A attached hereto, and all improvements and fixtures thereon and all appurtenances thereto (the "Nevada Property"), except liens permitted herein, in the Mortgage or in the Wells Fargo Loan Documents. With the exception of Wells Fargo, the Pledgor will not grant to any other Person a negative pledge with respect to the Collateral or the Nevada Property.

     Section  3.14     Limitation  on  Debt.  Pledgor  will  not  incur, create,
                       --------------------
assume, or permit to exist any debt except debt described in the April 16, 1998, financial statement of the Pledgor delivered to the Secured Party, debt to Wells Fargo in the maximum amount of the total debt to Wells Fargo as of the date of this Agreement, debt to Farmers & Merchants Bank in the maximum amount of the total debt to Farmers & Merchants Bank as of the date of this Agreement, debt to Secured Party, and other debt in the aggregate not to exceed $250,000 at any time outstanding.

                                   ARTICLE IV

     Rights  of  Secured  Party  and  Pledgor
     ----------------------------------------

     Section  4.1     Power of Attorney.  Pledgor hereby irrevocably constitutes
                      -----------------
and appoints Secured Party and any officer or agent thereof (other than Pledgor), with full power of substitution, as Pledgor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, so long as an Event of Default exists, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgor:

     (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

     (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

     (iii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to insure any of the Collateral;
(K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein; and (L) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

     Section  4.2     Voting Rights.  Unless and until an Event of Default shall
                      -------------
have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement. Secured Party shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which he is entitled to exercise pursuant to this Section.

     Section 4.3     Dividends.  Unless and until an Event of Default shall have
                     ---------
occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash.

     Section  4.4     Performance by Secured Party.  If Pledgor fails to perform
                      ----------------------------
or comply with any of the agreements contained herein after being given notice of such failure by Secured Party, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the Default Rate, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

     Section  4.5     Secured  Party's Duty of Care.  Other than the exercise of
                      -----------------------------
reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor, and no refusal by Secured
Party to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

     Section 4.6     Setoff.      If an Event of Default shall have occurred and
                     ------
be continuing, Secured Party shall have the right to set off and apply against the Obligations in such manner as the Secured Party may determine, at any time and without notice to the Pledgor, any and all sums at any time credited by or owing from the Secured Party to the Pledgor whether or not the Obligations are then due. In addition to the Secured Party's right of setoff and as further security for the Obligations, the Pledgor hereby grants to the Secured Party a security interest in all sums at any time credited by or owing from the Secured Party to the Pledgor. The rights and remedies of the Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Secured Party may have.

                                    ARTICLE V

                                     Default
                                     -------

     Section  5.1     Events  of  Default.     Each  of  the  following shall be
                      -------------------
deemed  an  "Event  of  Default":

     (1) The Pledgor shall fail to pay when due the Obligations or any part thereof and such failure shall continue for ten (10) days.

     (2) Any representation or warranty made or deemed made by the Pledgor in this Agreement, the Mortgage, the Note or the Wells Fargo Loan Documents, or in any certificate, report, notice, or financial statement furnished at any time in connection with any such agreements shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

     (3) The Pledgor shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement, the Mortgage, the Note or the Wells Fargo Loan Documents (other than as provided in (1) and (2) of this Section), and such failure shall continue for ten (10) days after the earlier of
(i) the Pledgor has knowledge of such failure, or (ii) the Secured Party sends the Pledgor written notice of such failure.

     (4) The Pledgor shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to himself or his debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any corporate action to authorize any of the foregoing.

     (5) An involuntary proceeding shall be commenced against the Pledgor seeking liquidation, reorganization, or other relief with respect to him or his debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for him or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

     (6) The Pledgor shall fail to pay when due any principal of or interest on any debt with a then-current outstanding principal balance in excess of $50,000 (other than the Obligations) and such failure shall continue beyond expiration of any cure period therefor, if any, or the maturity of any such debt shall have been accelerated, or any such debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such debt or any person or entity acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

     (7) This Agreement, the Mortgage or the Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Pledgor, or the Pledgor shall deny that it has any further liability or obligation under this Agreement, the Mortgage or the Note, or any lien or security interest created by this Agreement, the Mortgage or the Note shall for any reason cease to be a valid, perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

     (8)     The  Pledgor  shall  cease  to be active in the management of Pizza
Inn,  Inc.

     (9) The Pledgor or any of his properties, revenues or assets shall become subject to an order of forfeiture, seizure or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty
(30)  days  from  the  date  of  entry  thereof.

     Section  5.2     Rights and Remedies.  If any Event of Default shall exist,
                      -------------------
Secured  Party  shall  have  the  following  rights  and  remedies:

     (i) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

     (ii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

     (iii) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

     (iv) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

     (v) Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, in accordance with the Uniform Commercial Code, as adopted in the State of Texas, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

     (vi) If Secured Party determines that it will sell all or part of the Collateral pursuant to Section 5.2 hereof, and if, in the opinion of Secured Party it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the Securities Act of 1933, as amended, and any applicable state securities laws designated by Secured Party, Pledgor will, at Pledgor's expense, use reasonable efforts to cause each issuer of the Collateral, or that portion thereof to be sold, to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver all such instruments and documents and cause such issuer(s), directors, and officers to do or use reasonable efforts to cause to be done all such other acts and things as may be necessary or, in Secured Party's opinion, advisable to register the Collateral, or that portion thereof to be sold, under the Securities Act of 1933, as amended, and any applicable state securities laws designated by Secured Party, and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral, or that portion thereof to be sold, and to make all amendments thereto and to the related prospectus that, in Secured Party's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933, as amended, and any applicable state securities laws designated by Secured Party, and the rules and regulations of the SEC applicable thereto and any applicable state securities laws designated by Secured Party. Pledgor agrees to use reasonable efforts to cause each issuer of the Collateral, or that portion thereof to be sold, to comply with Securities Act of 1933, as amended, and the blue sky laws of any jurisdiction that Secured Party shall designate and cause each such issuer to make available to its security holders, as soon as practical, an earnings statement (which need not be audited) that will satisfy the provisions of the Securities Act of 1933, as amended.

     (vii) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

     Section  5.3     Performance by the Secured Party.     If the Pledgor shall
                      --------------------------------
fail to perform any covenant or agreement contained in this Agreement or the Note after being given notice of such failure by the Secured Party, the Secured Party may perform or attempt to perform such covenant or agreement on behalf of the Pledgor. In such event, the Pledgor shall, at the request of the Secured Party, promptly pay any amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full.
Notwithstanding the foregoing, it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance of any obligation of the Pledgor under this Agreement, the Note or the Wells Fargo Loan Documents.

                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

     Section  6.1     No Waiver; Cumulative Remedies.  No failure on the part of
                      ------------------------------
Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section  6.2     Successors  and  Assigns.  This Agreement shall be binding
                      ------------------------
upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, personal representatives, successors, and assigns, except that Pledgor may not assign any of his rights or delegate any of his obligations under this Agreement without the prior written consent of Secured Party.

     Section  6.3     AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT, THE MORTGAGE
                      ---------------------------
AND THE NOTE EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section  6.4     Limitation of Liability.     Neither the Secured Party nor
                      -----------------------
any affiliate, officer, director, employee, attorney, or agent of the Secured Party shall have any liability with respect to, and the Pledgor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Pledgor in connection with, arising out of, or in any way related to, this Agreement, the Mortgage or the Note, or any of the transactions contemplated by, in connection with, arising out of, or in any way related to this Agreement, the Mortgage or the Note. The Pledgor hereby waives, releases, and agrees not to sue the Secured Party or any of the Secured Party's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, the Mortgage or the Note, or any of the transactions contemplated by, in connection with, arising out of, or in any way related to this Agreement, the Mortgage or the Note. Nothing in this Section shall impair or restrict the Pledgor's right to sue the Secured Party for actual damages arising as a result of the gross negligence or willful misconduct of the Secured Party.

     Section  6.5     No  Duty.     All  attorneys, accountants, appraisers, and
                      --------
other professional persons or entities and consultants retained by the Secured Party shall have the right to act exclusively in the interest of the Secured Party and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Pledgor or any other person or entity.

     Section  6.6     Equitable  Relief.     The  Pledgor recognizes that in the
                      -----------------
event the Pledgor fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Secured Party. The Pledgor therefore agrees that the Secured Party, if the Secured
Party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 6.7     Notices.  All notices and other communications provided for
                     -------
in  this  Agreement  shall  be  given  as provided on the signature page hereof.

     Section  6.8     Applicable Law; Venue; Service of Process.  This Agreement
                      -----------------------------------------
shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas.

     Section 6.9     Headings.  The headings, captions, and arrangements used in
                     --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.10     Survival.  All representations and warranties made in this
                      --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties of Pledgor herein or the right of Secured Party to rely upon them.

     Section  6.11     Counterparts.  This  Agreement  may  be  executed  in any
                       ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section  6.12     Severability.  Any  provision  of this Agreement which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section  6.13     Construction.  Pledgor and Secured Party acknowledge that each
                  ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

     Section  6.14     Obligations  Absolute.  The  obligations of Pledgor under
                       ---------------------
this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release of any other collateral or any guarantor, or any subordination or impairment of any collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

     [Remainder  of  page  intentionally  left  blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

PLEDGOR:
-------


/s/  C.  Jeffrey  Rogers
------------------------
C.  JEFFREY  ROGERS

Address  for  Notices:
5050  Quorum  Drive,  Suite  500
Dallas,  TX  75240

Fax  No.:          (972)  702-9510
Telephone  No.:     (972)  701-9955

SECURED  PARTY:
--------------

PIZZA  INN,  INC.


By:/s/  Ronald  W.  Parker
   -----------------------
     Ronald  W.  Parker,  Executive  Vice  President

Address  for  Notices:
5050  Quorum  Drive,  Suite  500
Dallas,  TX  75240

Fax  No.:          (972)  702-9507
Telephone  No.:     (972)  701-9955

Attention:          Ronald  W.  Parker